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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       February 12, 1997



                            FREMONT GOLD CORPORATION
             (Exact name of registrant as specified in its charter)



     Delaware                      33-0773-A           65-0110447
(State or other jurisdiction     (Commission         (IRS Employer
of incorporation)                File Number)        Identification No.)



   777 Hornby Street, Suite 2000, Vancouver, British Columbia,      V6Z 1S4
                  (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code       (604) 682-4606





         (Former name or former address, if changed since last report.)
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ITEM 4.     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

(a) The registrant, Fremont Gold Corporation, previously reported on Form 8-K that it had dismissed Thomas W. Klash as its principal accountant. In that Report on Form 8-K, the registrant indicated that it had provided the former accountant a copy of the report and had requested a letter addressed to the Commission stating whether the accountant concurs or disagrees with the statements contained in the report. Attached hereto as Exhibit 16 is such a letter indicating that the former accountant agrees with the statements contained in the report.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.      Description
-----------      -----------

     16          Letter from Thomas W. Klash re: Change in Certifying Accountant



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  /s/ Edward M. Topham
                                                  --------------------------
                                                  Edward M. Topham
                                                  Chief Financial Officer

Date: March 7, 1997